UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2007 (May 2, 2007)

Kronos Incorporated

(Exact name of registrant as specified in charter)

Massachusetts	000-20109	04-2640942
(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	File Number)	Identification No.)

297 Billerica Road, Chelmsford, Massachusetts		01824
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (978) 250-9800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 2, 2007, Joseph R. DeMartino, Senior Vice President, North American Field Operations, of Kronos Incorporated (the “Company”), provided the Company with notice of his resignation from the Company, such resignation to be effective no earlier than June 8, 2007 and no later than August 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS INCORPORATED

Date: May 7, 2007	By:	/s/ Mark V. Julien
	Name:	Mark V. Julien
	Title:	Chief Financial Officer